COHEN & STEERS FUTURE OF ENERGY ACTIVE ETF

SCHEDULE OF INVESTMENTS

August 31, 2026 (Unaudited)

		Shares	Value
COMMON STOCK	98.8%
BASE METALS	2.4%
Cameco Corp. (Canada)		47,534	$4,694,458

DRILLING & DRILLING SUPPORT	1.5%
Weatherford International PLC		30,974	3,028,328

ELECTRICAL POWER EQUIPMENT	1.6%
Siemens Energy AG (Germany)		19,129	3,159,137

EXPLORATION & PRODUCTION	13.5%
ConocoPhillips		108,271	14,344,825
Devon Energy Corp.		201,885	9,793,441
Tamboran Resources Corp. (Australia)(a)		74,129	2,808,007

			26,946,273

FLOW CONTROL EQUIPMENT	1.5%
Flowserve Corp.		38,854	3,072,963

INFRASTRUCTURE CONSTRUCTION	1.6%
MasTec, Inc.(a)		12,938	3,102,274

INTEGRATED ELECTRIC UTILITIES	1.5%
Black Hills Corp.		41,048	2,942,321

INTEGRATED OILS	21.0%
Cenovus Energy, Inc. (Canada)		144,667	4,647,047
Eni SpA (Italy)		236,800	6,410,155
ExxonMobil Holdings Corp.		107,983	17,379,864
Suncor Energy, Inc. (Canada)		202,877	13,573,927

			42,010,993

MIDSTREAM—OIL & GAS	15.6%
Energy Transfer LP		309,540	6,658,205
Koninklijke Vopak NV (Netherlands)		59,206	3,299,618
Targa Resources Corp.		23,268	6,832,648
Transportadora de Gas del Sur SA, Class B, ADR (Argentina)(a)		76,117	2,199,781
Venture Global, Inc., Class A		166,662	2,439,932
Williams Cos., Inc.		130,029	9,758,677

			31,188,861

OILFIELD SERVICES & EQUIPMENT	7.6%
SLB Ltd.		221,881	13,335,048
Solaris Energy Infrastructure, Inc.		37,231	1,890,218

			15,225,266

POWER GENERATION	8.1%
Fervo Energy Co., Class A(a)		131,667	2,025,038
Iberdrola SA (Spain)		150,612	3,512,861
Net Power, Inc.(a)		162,325	288,939
Orsted AS (Denmark)(a)(b)		191,296	4,041,161
RWE AG (Germany)		52,989	3,609,254
Vistra Corp.		20,404	2,802,897

			16,280,150

		Shares	Value
REFINING & MARKETING	14.2%
Phillips 66		63,506	$15,659,309
Valero Energy Corp.		35,511	12,745,608

			28,404,917

RENEWABLE ENERGY EQUIPMENT	7.3%
Enphase Energy, Inc.(a)		78,373	2,854,345
First Solar, Inc.(a)		33,931	6,850,669
Nextpower, Inc., Class A(a)		44,306	3,634,421
T1 Energy, Inc.(a)		272,592	1,213,034

			14,552,469

RENEWABLE ENERGY PROJECT DEVELOPMENT	1.4%
Solv Energy, Inc., Class A(a)		113,364	2,893,049

TOTAL COMMON STOCK (Identified cost—$159,646,876)			197,501,459

SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.61%(c)		1,156,655	1,156,655
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.62%(c)		849,000	849,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,005,655)			2,005,655

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$161,652,531)	99.8%		199,507,114
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		424,751

NET ASSETS	100.0%		$199,931,865

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	964,532	USD	696,816	9/28/26	$41
Brown Brothers Harriman	CAD	24,910,304	USD	18,115,663	9/28/26	120,523
Brown Brothers Harriman	DKK	27,962,410	USD	4,382,080	9/28/26	31,420
Brown Brothers Harriman	EUR	16,913,717	USD	19,806,385	9/28/26	140,369
Brown Brothers Harriman	USD	603,154	CAD	835,225	9/28/26	211
Brown Brothers Harriman	USD	504,698	DKK	3,221,443	9/28/26	(3,475)

						$289,089

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro Currency
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Schedule of Investments.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$197,501,459	$—	$—	$197,501,459
Short-Term Investments	—	2,005,655	—	2,005,655

Total Investments in Securities	$197,501,459	$2,005,655	$—	$199,507,114

Forward Foreign Currency Exchange Contracts	$—	$292,564	$—	$292,564

Total Derivative Assets	$—	$292,564	$—	$292,564

Forward Foreign Currency Exchange Contracts	$—	$(3,475)	$—	$(3,475)

Total Derivative Liabilities	$—	$(3,475)	$—	$(3,475)

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $4,041,161 which represents 2.0% of the net assets of the Fund, of which 0.0% are illiquid.

(c)	Rate quoted represents the annualized seven–day yield.

COHEN & STEERS FUTURE OF ENERGY ACTIVE ETF

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Trustees has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of August 31, 2026 are disclosed in the Fund’s Schedule of Investments.

COHEN & STEERS FUTURE OF ENERGY ACTIVE ETF

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At August 31, 2026, the Fund did not have any option contracts outstanding.